Exhibit 99.3

STARCO BRANDS INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2022 and the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2022 and the year ended December 31, 2021 are based on the historical consolidated financial statements of Starco Brands Inc., a Nevada corporation (“STCB” or the “Company”) and The AOS Group Inc., a Delaware corporation (“AOS”), after giving retroactive effect to the Company’s acquisition of AOS effective September 12, 2022 (the “Acquisition”), and applying the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2022 is presented as if the Acquisition had occurred on June 30, 2022, and is derived from the unaudited condensed consolidated balance sheet of the Company at June 30, 2022 and the unaudited condensed balance sheet of AOS at June 30, 2022 and gives effect to certain pro forma adjustments. The unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2022 is presented as if the Acquisition had occurred on January 1, 2022 and gives effect to certain pro forma adjustments and are derived from the unaudited condensed consolidated statement of operations of the Company for the six months ended June 30, 2022 and the unaudited condensed consolidated statement of operations of AOS for the six months ended June 30, 2022; the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2021 are derived from the audited historical statement of operations of the Company for the year ended December 31, 2021 and the audited historical statement of operations of AOS for the year ended December 31, 2021 and are presented as if the Acquisition occurred on January 1, 2021 and gives effect to certain pro forma adjustments.

The unaudited pro forma condensed consolidated financial information is based on the assumptions set forth in the notes to such information. These adjustments are provisional and subject to further adjustment as additional information becomes available, additional analyses are performed, and as warranted by changes in current conditions and future expectations. The unaudited pro forma adjustments made in preparation of the unaudited pro forma information are based upon available information and assumptions that the Company considers to be reasonable and have been made solely for purposes of developing such unaudited pro forma condensed consolidated financial information for illustrative purposes in compliance with the disclosure requirements of the Securities and Exchange Commission (“SEC”).

The unaudited pro forma adjustments have been made solely for information purposes. The actual results reported by the Company in periods following the Acquisition may differ significantly from that reflected in these unaudited pro forma condensed consolidated financial statements. As a result, the unaudited pro forma condensed consolidated information is not intended to represent and does not purport to be indicative of what the Company’s financial condition or results of operations would have been had the acquisition been completed on the applicable dates of this unaudited pro forma condensed consolidated financial information. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial condition and results of operations of the Company.

The unaudited pro forma condensed consolidated financial statements, including the notes thereto, should be read in conjunction with:

●	the accompanying notes to the unaudited pro forma condensed consolidated financial statements;
●	the audited consolidated financial statements of the Company for the year ended December 31, 2021 and the related notes thereto, included in the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on August 25, 2022;
●	the unaudited condensed consolidated financial statements of the Company for the six months ended June 30, 2022 and 2021 and the related notes thereto, included in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 15, 2022;
●	the audited financial statements of AOS for the year ended December 31, 2021 filed as Exhibit 99.1 to this Current Report on Form 8-K/A; and
●	the unaudited financial statements of AOS for the six months ended June 30, 2022 and 2021filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

The purchase price allocation takes into account the information management believes is reasonable. Nevertheless, the Company has one year from the Closing Date to make a final determination of purchase accounting allocations; and, accordingly, adjustments may be made to the foregoing allocations for the Acquisition.

STARCO BRANDS INC. AND SUBSIDIARIES

UNUADUITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	As of June 30, 2022
	STCB	AOS	Pro Forma Adjustments		Pro Forma Combined

ASSETS

Current Assets:
Cash and cash equivalents	$240,169	$1,422,787	$(6,991)	(3)	$1,655,965
Accounts receivable, $1,001,797 from related parties, net	1,001,797	831,405			1,833,202
Prepaid expenses and other assets	290,970	404,668			695,638
Inventory	-	1,124,609			1,124,609
Total Current Assets	1,532,936	3,783,469			5,309,414

Property and equipment, net	-	25,028			25,028
Operating lease right-of-use assets	-	96,932			96,932
Intangibles, net	20,000	17,596			37,596
Note receivable, related party	95,640	-			95,640
Goodwill	-	-	9,898,731	(1)	9,898,731

Total Assets	$1,648,576	$3,923,025			$15,463,341

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

Current Liabilities:
Accounts payable	$584,383	$345,400			$929,783
Other payables and accrued liabilities, $110,390 from related parties	369,889	135,502	1,175	(4)	506,566
Stock payable	-	-			-
Treasury stock payable, current	131,400	-			131,400
Loans and advances payable, related party	376,382	-			376,382
Notes payable	-	-			-
Lease liability	-	80,092			80,092
Total Current Liabilities	1,462,054	560,994			2,024,223

Treasury stock payable, net of current portion	131,400	-			131,400
Loans payable, net of current portion, $1,572,500 from related party	1,572,500	-			1,572,500
Lease liability, net of current portion	$-	$19,167
Total Liabilities	3,165,954	580,161	-		3,728,123

Commitments and Contingencies

Stockholders’ Deficit:					-
Preferred stock, $.001 par value; 40,000,000 shares authorized; no shares issued and outstanding	-	567	(567)	(1)	-
Common stock, $.001 par value; 300,000,000 shares authorized; 160,237,149	160,237	569	60,760	(1), (2)	221,566
Additional paid in capital	16,960,155	18,919,434	(5,728,167)	(1), (2)	30,151,422
Treasury stock at cost	(394,200)	-	-		(394,200)
Accumulated deficit	(18,204,824)	(15,577,706)	15,577,706		(18,204,824)
Total Starco Brands’ Stockholders’ Equity (Deficit)	(1,478,632)	3,342,864			11,773,964

Non-controlling interest	(38,746)	-			(38,746)
Total Stockholders’ Equity (Deficit)	(1,517,378)	3,342,864			11,735,218

Total Liabilities and Stockholders’ Equity (Deficit)	$1,648,576	$3,923,025			$15,463,341

See the unaudited notes to the Pro Forma Condensed Consolidated Financial Statements

STARCO BRANDS INC. AND SUBSIDIARIES

UNUADUITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2022

	For the Six Months Ended June 30, 2022
	STCB	AOS	Pro Forma Adjustments		Pro Forma Combined

Revenue	$2,153,493	$3,016,941	$-		$5,170,434

Cost of goods sold	-	2,165,597	-		2,165,597

Gross profit	$2,153,493	$851,344	$-		$3,004,837

Operating Expenses:
Compensation expense	$219,826	$352,166	$-		$571,992
Professional fees	237,974	112,019	-		349,993
Marketing, General and administrative	1,313,660	803,560	-		2,117,220
Marketing, related party	131,614	-	-		131,614
Total Operating Expenses	1,903,074	1,267,745	-		3,170,819

Income (Loss) from operations	$250,419	$(416,401)	$-		$(165,982)

Other Income (Expense):					$-
Interest income (expense)	(31,895)	898	-		(30,997)
Other income (expense)	-	(283,559)	(845,788)	5	(1,129,347)
Total Other Income (Expense)	(31,895)	(282,661)	(845,788)		(1,160,344)

Income (loss) before provisions for income taxes	$218,524	$(699,062)	$(845,788)		$(1,326,326)
Provision for income taxes	-	-	-		-

Net Income (Loss)	$218,524	$(699,062)	$(845,788)		$(1,326,326)
Net (income) loss attributable to non-controlling interest	$(35,163)	$-	$-		$(35,163)

Net Income (Loss) attributable to Starco Brands	$183,361	$(699,062)	$(845,788)		$(1,361,489)

Income (Loss) per share, basic and diluted	$0.00				$(0.01)

Weighted Average Shares Outstanding - Basic	159,849,628				159,849,628

See the unaudited notes to the Pro Forma Condensed Consolidated Financial Statements

STARCO BRANDS INC. AND SUBSIDIARIES

UNUADUITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	For the Year Ended December 31, 2021
	STCB	AOS	Pro Forma Adjustments	Pro Forma Combined

Revenue	$673,329	$10,099,486	$-	$10,772,815

Cost of goods sold	-	7,093,767	-	7,093,767

Gross profit	$673,329	$3,005,719	$-	$3,679,048

Operating Expenses:
Compensation expense	$285,837	$1,493,084	$-	$1,778,921
Professional fees	460,363	306,395	-	766,758
Marketing, General and administrative	1,159,520	5,190,749	-	6,350,269
Marketing, related party	1,058,210	-	-	1,058,210
Total Operating Expenses	2,963,930	6,990,228	-	9,954,158

Income (Loss) from operations	$(2,290,601)	$(3,984,509)	$-	$(6,275,110)

Other Income (Expense):				$-
Interest income (expense)	(30,973)	(1,142)	-	(32,115)
Gain on forgiveness of debt	(3,500)	-	-	-
Other income (expense)	-	2,422	-	2,422
Total Other Income (Expense)	(34,473)	1,280	-	(33,193)

Income (loss) before provisions for income taxes	$(2,325,074)	$(3,985,789)	$-	$(6,310,863)
Provision for income taxes	-	-	-	-

Net Income (Loss)	$(2,325,074)	$(3,985,789)	$-	$(6,310,863)
Net (income) loss attributable to non-controlling interest	$73,909	$-	$-	$73,909

Net Income (Loss) attributable to Starco Brands	$(2,251,165)	$(3,985,789)	$-	$(6,236,954)

Income (Loss) per share, basic and diluted	$(0.01)			$(0.04)

Weighted Average Shares Outstanding - Basic	159,140,665			159,140,665

See the unaudited notes to the Pro Forma Condensed Consolidated Financial Statements

STARCO BRANDS INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 – ACQUISITION OF AOS

On September 12, 2022, STCB, through its wholly-owned subsidiary Merger Sub, completed the AOS Acquisition. The AOS Acquisition consisted of Merger Sub merging with and into AOS, with AOS being the surviving corporation. The AOS Acquisition was completed through an all-stock deal, where the Company’s shares were valued at $0.19 per share, which amount is equal to the fair value of the stock on the acquisition date. As consideration for the Meger, the Company reserved an aggregate of 61,400,000 restricted shares of Company common stock to issue to the AOS Stockholders (such stockholders as of immediately prior to the closing of the Merger, the “AOS Stockholders”), 5,000,000 restricted shares of Company common stock may be issued to the AOS Stockholders after an 18-month indemnification period, and offsetting against these additional shares will be the sole recourse for any indemnity claims by the Company against the AOS Stockholders. An additional 5,000,000 restricted shares of Company common stock may be issued to the AOS Stockholders contingent upon AOS meeting certain future sales metrics. Further, in the event that the AOS Stockholders have any indemnity claims against the Company or Merger Sub, the Company shall satisfy any such indemnity claims solely by the issuance of additional shares of its Company common stock, which shall not exceed, in the aggregate, 5,000,000 additional shares of Company common stock. Notwithstanding the foregoing, under the terms of the Merger Agreement, any AOS Stockholder that is not an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), will receive cash in lieu of shares of Company common stock at a value equal to $0.0982 per share.

The 5,000,000 additional restricted shares of Company common stock to be issued after an 18-month indemnification period and the 5,000,000 earnout shares of Company common stock to be issued if certain future sales metrics are met, are deemed to be part of the consideration paid for the acquisition. The 5,000,000 additional shares of Company common stock that may be issued in the event of an indemnity claim against the Company are not deemed to be part of the consideration paid for the acquisition as the Company does not expect any additional shares will be issued under the indemnity clause.

On the date of acquisition, the Company paid $6,991 in cash to non-accredited investors. Additionally, the Company will hold back $1,175 in cash, the equivalent of 11,961 shares to be paid to non-accredited investors.

The Company accounted for this transaction in accordance with the acquisition method of accounting for business combinations. Assets and liabilities of the acquired business will be included in the Company’s audited consolidated balance sheet as of December 31, 2022, based on the estimated fair value on the date of Acquisition as determined in a purchase price allocation using available information and making assumptions management believes are reasonable.

Per ASC Topic 805, “Business Combinations” (“ASC 805”), the measurement period is the period after the Acquisition date during which the acquirer may adjust the provisional amounts recognized for a business combination. The measurement period shall not exceed one year from the acquisition date. The Company has identified the acquisition date as September 12, 2022. Subsequent to the issuance of these pro forma financial statements, the Company expects to obtain a third-party valuation on the fair value of the assets acquired and the liabilities assumed for use in the purchase price allocation.

The following table shows the preliminary allocation of the purchase price for the Company to the acquired identifiable assets, liabilities assumed and goodwill as of September 12, 2022, to be presented in the Company’s unaudited pro forma condensed consolidated financial statements for the six months ended June 30, 2022:

Consideration[1]	$13,558,366

Assets acquired:
Cash and cash equivalents	200,661
Accounts receivable	665,961
Prepaid and other assets	443,428
Inventory	2,504,722
PP&E, net	16,622
Intangibles	17,309
Right of use asset	85,502
Total assets acquired	3,934,205

Liabilities assumed:
Accrued liabilities	61,064
Accounts payable	125,967
Right of use liability	87,539
Total liabilities assumed	274,570

Net assets acquired	3,659,635

Goodwill2 3	$9,898,731

The above purchase price allocation is not reflected in the unaudited pro forma condensed balance sheet at June 30, 2022 (see Note 4).

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The unaudited pro forma condensed consolidated financial statements have been compiled in a manner consistent with the accounting policies adopted by the Company. The accounting policies of AOS were not deemed to be materially different to those adopted by the Company. See the Company’s audited financial statements as of December 31, 2021 and 2020.

NOTE 3 – ACQUISITION-RELATED COSTS

In conjunction with the Acquisition, the Company incurred acquisition-related charges, related primarily to investment banking, legal, accounting and other professional services which are expensed as incurred.

1Of the $13,558,366 consideration payable, $950,000 is contingent upon AOS Stockholders meeting certain future sales metrics

2 Goodwill is the excess of the purchase price over the fair value of the underlying assets. In accordance with applicable accounting standards, goodwill is not amortized but instead is tested for impairment at least annually or more frequently if certain indicators are present. Goodwill and intangibles are not deductible for tax purposes.

3 Goodwill represents expected synergies from the merger of operations and intangible assets that do not qualify for separate recognition. STCB and AOS both produce human and skincare products. The acquisition of AOS provides STCB potential sales synergies resulting from STCB’s access to AOS’s current client-base to offer additional products and will allow AOS to vertically integrate their current manufacturing process into their own. These items will be assigned a fair value upon the completion of the third-party valuation, and will be amortizable, which will affect the pro forma loss from operations and loss per share.

NOTE 4 – PRO FORMA ADJUSTMENTS

The unaudited pro forma condensed consolidated financial statements are based upon the historical financial statements of the Company and AOS and certain adjustments which the Company believes are reasonable to give effect to the Acquisition. These adjustments are based upon currently available information and certain assumptions, and therefore the actual impacts will likely differ from the pro forma adjustments. The unaudited pro forma condensed consolidated balance sheet at June 30, 2022 reflects the assets, liabilities and equity positions of the Company and AOS as of June 30, 2022. This differs from the fair value of the assets and liabilities acquired by the Company on September 12, 2022 as discussed above in Note 1. However, the Company believes that the preliminary determination of the fair value of goodwill and other related assumptions utilized in preparing the unaudited pro forma condensed consolidated financial statements provide a reasonable basis for presenting the pro forma effects of the Acquisition.

The adjustments made in preparing the unaudited pro forma condensed consolidated financial statements are as follows:

(1)	Reflects the estimated amount of goodwill purchased as part of the acquisition and the elimination of AOS’s equity.
(2)	Reflects the fair value of the 61,328,805 common shares issued to the sellers of AOS.
(3)	Reflects the amount of cash paid to sellers of AOS.
(4)	Reflects the fair value of the consideration held back to be paid following the 18 month indemnification period and consideration contingent upon AOS Shareholders meeting future sales metrics.
(5)	Reflects the expenses incurred, related to the AOS acquisition, primarily from bankers, lawyers and accountants.